UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

CRH public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason’s Way, Rathfarnham,

Dublin 16, D16 KH51

Ireland

(Address of principal executive offices)

+353 1 404 1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
6.40% Notes due 2033	CRH/33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 8.01	Other Events.

Offerings of U.S. Dollar Guaranteed Notes

On May 21, 2024, CRH America Finance, Inc. (“America Finance”), a wholly owned subsidiary of CRH public limited company (“CRH plc”), completed the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of May 14, 2024, between CRH plc, America Finance and HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Santander US Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “America Finance Underwriting Agreement”). Pursuant to the America Finance Underwriting Agreement, America Finance agreed to issue and sell to the underwriters named therein $750,000,000 aggregate principal amount of 5.400% Guaranteed Notes due 2034 of America Finance (the “2034 Notes”), fully and unconditionally guaranteed by CRH plc as to the principal, interest, premium, if any, and any other amounts payable in respect of them. The 2034 Notes were issued in an offering registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and issued pursuant to an Indenture, dated as of May 21, 2024, between CRH plc, America Finance and The Bank of New York Mellon, as trustee, and an officer’s certificate, dated as of May 21, 2024, by America Finance and CRH plc with respect to the 2034 Notes (such indenture, the “America Finance Indenture” and such officer’s certificate, the “America Finance Officer’s Certificate”).

Also on May 21, 2024, CRH SMW Finance Designated Activity Company (“SMW Finance DAC”), a wholly owned subsidiary of CRH plc, completed the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of May 14, 2024, between CRH plc, SMW Finance DAC and HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Santander US Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “SMW Finance DAC Underwriting Agreement” and together with the America Finance Underwriting Agreement, the “Underwriting Agreements”). Pursuant to the SMW Finance DAC Underwriting Agreement, SMW Finance DAC agreed to issue and sell to the underwriters named therein $750,000,000 aggregate principal amount of 5.200% Guaranteed Notes due 2029 of SMW Finance DAC (the “2029 Notes” and together with the 2029 Notes, the “Notes”). The 2029 Notes are fully and unconditionally guaranteed by CRH plc as to the principal, interest, premium, if any, and any other amounts payable in respect of them. The 2029 Notes were issued in an offering registered under the Securities Act, and issued pursuant to an Indenture, dated as of May 21, 2024, between CRH plc, SMW Finance DAC and The Bank of New York Mellon, as trustee, and an officers’ certificate, dated as of May 21, 2024, by SMW Finance DAC and CRH plc with respect to the 2029 Notes (such indenture, together with the America Finance Indenture, the “Indentures” and such officer’s certificate, together with the America Finance Officer’s Certificate, the “Officer’s Certificates”).

The net proceeds of the offerings of Notes are expected to be used for general corporate purposes.

The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indentures, filed as Exhibit 4.1 and 4.2 hereto, the Underwriting Agreements, filed as Exhibits 1.1 and 1.2 hereto, the Officer’s Certificates, filed as Exhibit 4.3 and 4.4 hereto, and the forms of global notes evidencing the Notes included therein, each of which are incorporated herein by reference. In connection with the issuance and sale of the Notes, legal opinions regarding the validity of the Notes are filed as Exhibits 5.1 to 5.4 to this Form 8-K for the purpose of incorporating such opinions into the Registration Statement of CRH plc on Form S-3 (No. 333-279349).

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of May 14, 2024, between CRH plc, CRH America Finance, Inc. and HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Santander US Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated as of May 14, 2024, between CRH plc, CRH SMW Finance DAC and HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Santander US Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 21, 2024, between CRH plc, CRH America Finance, Inc. and The Bank of New York Mellon.

4.2	Indenture, dated as of May 21, 2024, between CRH plc, CRH SMW Finance DAC and The Bank of New York Mellon.

4.3	Officer’s Certificate of CRH America Finance, Inc. and CRH plc pursuant to Sections 102 and 301 of the Indenture, dated May 2, 2024, setting forth the terms of the 5.400% Guaranteed Notes due May 21, 2034.

4.4	Officer’s Certificate of CRH SMW Finance DAC and CRH plc pursuant to Sections 102 and 301 of the Indenture, dated May 21, 2024, setting forth the terms of the 5.200% Guaranteed Notes due May 21, 2029.

4.5	Form of 5.400% Guaranteed Notes due May 21, 2034 (included in Exhibit 4.3).

4.6	Form of 5.200% Guaranteed Note due May 21, 2029 (included in Exhibit 4.4).

5.1	Opinion of Arthur Cox LLP, relating to the 5.400% Guaranteed Notes due May 21, 2034.

5.2	Opinion of Arthur Cox LLP, relating to the 5.200% Guaranteed Note due May 21, 2029.

5.3	Opinion of Sullivan & Cromwell LLP, relating to the 5.400% Guaranteed Notes due May 21, 2034.

5.4	Opinion of Sullivan & Cromwell LLP, relating to the 5.200% Guaranteed Note due May 21, 2029.

23.1	Consent of Arthur Cox LLP (included in Exhibit 5.1).

23.2	Consent of Arthur Cox LLP (included in Exhibit 5.2).

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.3).

23.4	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.4).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024

CRH public limited company

/s/ Jim Mintern
By:	Jim Mintern
Chief Financial Officer